FOR IMMEDIATE RELEASE	Exhibit 99.1
Media Contact:
Robin Austin
QLogic Corporation
Phone: (949) 389-6865
robin.austin@qlogic.com
Investor Contact:
Jeanie Herbert
QLogic Corporation
Phone: (949) 389-6343
jeanie.herbert@qlogic.com
QLOGIC REPORTS SECOND QUARTER
RESULTS FOR FISCAL YEAR 2009
Record Revenue Achieved
ALISO VIEJO, Calif., October 21, 2008 — QLogic Corp. (NASDAQ:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its second quarter financial results for the period ended September 28, 2008.
Second Quarter Highlights
•	Net revenue increased 22% from the comparable quarter last year to a record $171.2 million.

•	Net income: $27.2 million GAAP, $45.2 million non-GAAP.

•	Net income per diluted share: $0.20 GAAP, $0.34 non-GAAP.

•	Cash generated from operations was $55.2 million.

•	$421.0 million in cash and marketable securities as of September 28, 2008.
Financial Results
Net revenue for the second quarter of fiscal 2009 was $171.2 million and increased 22% from $140.3 million in the comparable quarter last year. Revenue from Host Products, which are comprised primarily of Fibre Channel and iSCSI host bus adapters and InfiniBand host channel adapters, was $119.7 million during the second quarter of fiscal 2009 and increased 15% from $104.4 million in the comparable quarter last year. Revenue from Network Products, which are comprised primarily of Fibre Channel and InfiniBand switches, was $29.8 million during the second quarter of fiscal 2009 and increased 36% from $22.0 million in the comparable quarter last year. Revenue from Silicon Products, which are comprised primarily of protocol chips, was $15.7 million during the second quarter of fiscal 2009 and increased 36% from $11.5 million in the comparable quarter last year.

Net income on a GAAP basis for the second quarter of fiscal 2009 was $27.2 million, or $0.20 per diluted share, and increased from $22.6 million, or $0.16 per diluted share for the second quarter of fiscal 2008. Net income on a GAAP basis for the second quarter of fiscal 2009 includes stock-based compensation expense, acquisition-related charges, impairment charges related to marketable securities, and the related income tax effects and valuation allowance on deferred tax assets. Net income on a non-GAAP basis for the second quarter of fiscal 2009 was $45.2 million, or $0.34 per diluted share, and increased from $32.5 million, or $0.22 per diluted share for the second quarter of fiscal 2008.
“We are very pleased with our strong financial performance and record revenue during the second quarter despite significant challenges as a result of the current macro-economic environment,” said H.K. Desai, QLogic’s chief executive officer. “Second quarter highlights include the continued ramp of our 8Gb Fibre Channel HBAs and initial revenue from our FCoE converged network adapters.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2009 second quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (913) 312-1484, pass code: 5914802.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

About QLogic
QLogic is a leading supplier of high performance storage network infrastructure solutions, which include the controller chips, host adapters and fabric switches that are the backbone of storage networks for most Global 2000 corporations. The company delivers a broad and diverse portfolio of products that includes Fibre Channel adapters, blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI adapters and iSCSI routers. The company is also a leading supplier of InfiniBand switches and InfiniBand host channel adapters for the emerging high performance computing market. QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community. QLogic products are also powering solutions from leading companies such as Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, NetApp and Sun Microsystems. QLogic is a member of the S&P 500 Index.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the company may be volatile; the company’s dependence on the storage area network market; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain silicon chip suppliers; declines in the market value of the company’s marketable securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in the company’s products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 28,	September 30,	September 28,	September 30,
	2008	2007	2008	2007
Net revenues	$171,197	$140,326	$339,624	$280,103
Cost of revenues	55,014	49,013	110,772	99,876

Gross profit	116,183	91,313	228,852	180,227

Operating expenses:
Engineering and development	33,081	33,058	67,448	67,742
Sales and marketing	24,032	20,639	46,977	41,812
General and administrative	9,144	8,804	16,720	16,990
Special charges	—	1,636	—	3,772

Total operating expenses	66,257	64,137	131,145	130,316

Operating income	49,926	27,176	97,707	49,911

Interest and other income (expense), net	(2,015)	5,753	(476)	12,019

Income before income taxes	47,911	32,929	97,231	61,930

Income taxes	20,756	10,349	38,429	20,355

Net income	$27,155	$22,580	$58,802	$41,575

Net income per share:
Basic	$0.21	$0.16	$0.45	$0.28
Diluted	$0.20	$0.16	$0.44	$0.28

Number of shares used in per share calculations:
Basic	131,421	144,782	131,985	148,980
Diluted	132,810	145,202	133,149	149,711

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 28,	September 30,	September 28,	September 30,
	2008	2007	2008	2007
GAAP net income	$27,155	$22,580	$58,802	$41,575
Items excluded from GAAP net income:
Stock-based compensation	7,334	7,817	15,139	16,187
Amortization of purchased intangible assets	6,214	5,056	9,606	9,489
Acquisition-related stock-based compensation	225	(741)	495	(38)
Special charges	—	1,636	—	3,772
Impairment of marketable securities	5,045	—	7,743	—
Income taxes	(773)	(3,878)	(4,616)	(8,334)

Total non-GAAP adjustments	18,045	9,890	28,367	21,076

Non-GAAP net income	$45,200	$32,470	$87,169	$62,651

Net income per diluted share:
GAAP net income	$0.20	$0.16	$0.44	$0.28
Adjustments	0.14	0.06	0.21	0.14

Non-GAAP net income	$0.34	$0.22	$0.65	$0.42

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period to period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP net income in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended		Six Months Ended
	September 28,	September 30,	September 28,	September 30,
(unaudited — in thousands)	2008	2007	2008	2007
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$529	$491	$1,008	$1,065
Amortization of purchased intangible assets	5,375	4,092	7,927	7,310
Acquisition-related stock-based compensation	—	—	—	(24)

Total cost of revenue adjustments	5,904	4,583	8,935	8,351

Operating expenses:
Engineering and development:
Stock-based compensation	3,677	3,508	7,852	7,280
Amortization of purchased intangible assets	31	78	62	251
Acquisition-related stock-based compensation	220	(748)	484	(33)
Sales and marketing:
Stock-based compensation	1,450	1,649	3,015	3,274
Amortization of purchased intangible assets	808	886	1,617	1,928
Acquisition-related stock-based compensation	5	7	11	19
General and administrative:
Stock-based compensation	1,678	2,169	3,264	4,568
Special charges	—	1,636	—	3,772

Total operating expense adjustments	7,869	9,185	16,305	21,059

Interest and other income:
Impairment of marketable securities	5,045	—	7,743	—

Total non-GAAP adjustments before income taxes	18,818	13,768	32,983	29,410
Income taxes	(773)	(3,878)	(4,616)	(8,334)

Total non-GAAP adjustments	$18,045	$9,890	$28,367	$21,076

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	September 28, 2008	March 30, 2008
ASSETS

Current assets:
Cash and cash equivalents	$162,939	$160,009
Short-term marketable securities	218,310	160,497
Accounts receivable, net	77,926	81,642
Inventories	33,287	27,520
Deferred tax assets	27,389	32,227
Other current assets	10,034	8,925

Total current assets	529,885	470,820

Long-term marketable securities	39,744	55,903
Property and equipment, net	91,645	93,726
Goodwill	118,859	127,409
Purchased intangible assets, net	24,634	34,652
Deferred tax assets	31,685	25,870
Other assets	3,313	2,586

	$839,765	$810,966

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$36,927	$35,643
Accrued compensation	25,318	31,120
Accrued taxes	10,442	5,262
Deferred revenue	7,089	8,693
Other current liabilities	5,836	5,952

Total current liabilities	85,612	86,670

Accrued taxes	48,190	48,163
Deferred revenue	8,029	5,087
Other liabilities	4,832	5,130

Total liabilities	146,663	145,050

Stockholders’ equity:
Common stock	202	200
Additional paid-in capital	695,677	657,893
Retained earnings	1,143,740	1,084,938
Accumulated other comprehensive loss	(3,882)	(2,530)
Treasury stock	(1,142,635)	(1,074,585)

Total stockholders’ equity	693,102	665,916

	$839,765	$810,966

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Six Months Ended
	September 28,	September 30,
	2008	2007
Cash flows from operating activities:
Net income	$58,802	$41,575
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,456	14,964
Stock-based compensation	15,139	16,187
Acquisition-related:
Amortization of purchased intangible assets	9,606	9,489
Stock-based compensation	495	(38)
Deferred income taxes	8,276	(9,023)
Impairment of marketable securities	7,743	—
Provision for losses on accounts receivable	56	188
Loss on disposal of property and equipment	175	795
Changes in operating assets and liabilities:
Accounts receivable	3,660	1,149
Inventories	(5,767)	3,864
Other assets	(2,251)	365
Accounts payable	(13)	(1,024)
Accrued compensation	(4,590)	(8,439)
Accrued taxes	5,207	28,548
Deferred revenue	1,338	4,197
Other liabilities	(919)	(44)

Net cash provided by operating activities	113,413	102,753

Cash flows from investing activities:
Purchases of marketable securities	(115,344)	(75,247)
Sales and maturities of marketable securities	64,307	249,883
Additions to property and equipment	(12,841)	(15,078)
Acquisition of business	—	67

Net cash provided by (used in) investing activities	(63,878)	159,625

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	20,357	8,631
Tax benefit from issuance of stock under stock plans	583	589
Purchase of treasury stock	(67,545)	(248,756)

Net cash used in financing activities	(46,605)	(239,536)

Net increase in cash and cash equivalents	2,930	22,842

Cash and cash equivalents at beginning of period	160,009	76,804

Cash and cash equivalents at end of period	$162,939	$99,646

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	September 28,	September 30,	September 28,	September 30,
	2008	2007	2008	2007
Host Products	$119,667	$104,436	$240,317	$208,644
Network Products	29,786	21,954	59,689	46,406
Silicon Products	15,660	11,494	31,215	21,108
Royalty and Service	6,084	2,442	8,403	3,945

	$171,197	$140,326	$339,624	$280,103

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Six Months Ended
	September 28,	September 30,	September 28,	September 30,
	2008	2007	2008	2007
United States	$83,701	$68,541	$164,326	$146,288
Europe, Middle East and Africa	41,987	34,559	83,012	65,182
Asia-Pacific and Japan	36,493	28,814	72,425	51,857
Rest of world	9,016	8,412	19,861	16,776

	$171,197	$140,326	$339,624	$280,103